UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2019

UNITED COMMUNITY FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

OHIO	000-024399	34-1856319
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

275 West Federal Street, Youngstown, Ohio 44503-1203

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (330) 742-0500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares	UCFC	Nasdaq Global Market

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On May 2, 2019, United Community Financial Corp. (“UCFC”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on February 28, 2019, the voting record date, there were 48,989,885 UCFC shares outstanding and entitled to vote. At the Annual Meeting, 41,991,660, or 85.7%, of the outstanding common shares entitled to vote were represented by proxy or in person.

(b) (i) The following directors were elected at the Annual Meeting for a three year term to expire at the 2022 Annual Meeting of Shareholders based on the following vote:

	Number of Votes Cast:
	For	Withheld	Broker Non- Votes
Louis M. Altman	31,251,541	463,963	10,276,156
Patrick W. Bevack	31,241,328	474.176	10,276,156
Scott N. Crewson	31,027,975	679,929	10,276,156

Other directors whose term of office continued after the Annual Meeting:

Marty E. Adams

Lee Burdman

Scott D. Hunter

Richard J. Schiraldi

Gary M. Small

Ellen J. Tressel

(ii) With respect to the advisory vote to approve the compensation of UCFC’s named executive officers as disclosed in the proxy statement, the compensation was approved based on the following:

Number of Votes Cast:
For	Against	Abstain	Broker Non-Votes
30,775,494	556,872	383,138	10,276,156

(iii) With respect to the advisory vote regarding whether the advisory vote on the executive compensation of UCFC’s named executive officers should be presented to the shareholders every one, two or three years the shareholders recommended one year:

Number of Votes:
1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
28,001,597	151,856	3,244,348	317,703	10,276,156

(iv) The selection of Crowe LLP as the independent registered public accounting firm of UCFC for the current fiscal year was approved based on the following:

Number of Votes Cast:
For	Against	Abstain	Broker Non-Votes
41,479,131	481,068	31,461	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED COMMUNITY FINANCIAL CORP.

By:	/s/ Jude J. Nohra
Jude J. Nohra
Executive Vice President—Corporate Governance, General Counsel & Secretary

Date: May 6, 2019